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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1997


                                 THE 3DO COMPANY
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                DELAWARE                        0-21336                        94-3177293
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  (STATE OR OTHER JURISDICTION OF       (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER IDENTIFICATION NO.)
  INCORPORATION OR ORGANIZATION)
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                               600 GALVESTON DRIVE
                             REDWOOD CITY, CA 94063
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          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (415) 261-3000

                                 NOT APPLICABLE
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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Item 5.  OTHER EVENTS

         On July 24, 1997, the 3DO Company (the "Registrant") announced the execution of a second addendum (the "Second Addendum") to the Technology License Agreement (the "M2 Agreement") entered into by the Registrant and Matsushita Electric Industrial Co., Ltd. ("Matsushita") in December 1995, as amended in April 1996 pursuant to an addendum (the "Addendum"), pertaining to the 64-bit technology known as "M2" (the "M2 Technology"). Under the Second Addendum, the Registrant relinquished its rights to develop and distribute software and peripherals that are compatible with hardware products incorporating the M2 Technology, and gave up its right to develop and distribute M2-compatible authoring systems. In addition, the Registrant relinquished its right to receive royalties with respect to Matsushita's potential use of the M2 Technology, as well as certain other rights. In exchange, Matsushita has returned to the Registrant all of the approximately 3.2 million shares of the Registrant's common stock that it previously owned. The Second Addendum also references the deferral and/or reduction of certain amounts due from Matsushita to the Registrant and references certain changes in the dates for delivery by the Registrant to Matsushita of certain milestones under the Addendum, subject to the Registrant meeting its milestone delivery obligations.

         There can be no assurance that the Registrant will be able to meet its milestone delivery obligations as referenced in the M2 Agreement, as amended, or even at all, or that, if the Registrant meets its milestone delivery obligations, Matsushita will pay all or any of the reduced and/or deferred payments on time or at all. The failure of the Registrant to meet its amended milestone delivery obligations or the failure of Matsushita to pay the amounts due under the M2 Agreement, as amended, would have material, adverse effects on the Registrant's revenues and resulting financial performance. These and other risks associated with the Registrant's business are described in "Risk Factors" in Registrant's Annual Report on Form 10-K for the year ended March 31, 1997 filed with the Securities and Exchange Commission.


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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 The 3DO Company


                                 By: /s/ TERRENCE SCHMID
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                                    Terrence Schmid
                                    Chief Financial Officer

Date:  August 8, 1997



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